                                                                     Exhibit 3.5

                                STATE OF INDIANA

                        OFFICE OF THE SECRETARY OF STATE

                            CERTIFICATE OF EXISTENCE

To Whom These Presents Come, Greeting:

      I, SUE ANNE, GILROY, Secretary of State of Indiana, do hereby certify that I am, by virtue of the laws of the State of Indiana, the custodian of the corporate records and the proper official to execute this certificate.

      I further certify that records of this office disclose that

                         FLEET INSURANCE MANAGEMENT INC

filed Articles of Incorporation on October 22, 1979, and is a corporation duly organized and existing under and by virtue of the laws of the State of Indiana.

      I further certify that this corporation has filed its most recent annual report required by Indiana law with the Secretary of State, or is not yet required to file such annual reports, and that Articles of Dissolution have not been filed.

         [SEAL]                     In Witness Whereof, I have hereunto set my
                                    hand and affixed the seal of the State of
SEAL OF THE STATE OF INDIANA        Indiana, at the City of Indianapolis, this
                                    Sixteenth day of November, 1999.
          1816


                                    /s/ Sue Anne Gilroy
                                    SUE ANNE GILROY, Secretary of State

                                                                 [Illegible
                                                                  Initials]
                                                                 -----------
                                                                   Deputy

Form SSC-01
State Form 4158

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        FLEET INSURANCE MANAGEMENT, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      I, EDWIN J. SIMCOX, Secretary of State of the State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same before a Notary Public, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) or his (their) representatives; all as prescribed by the provisions of the INDIANA GENERAL CORPORATION ACT, as amended.

NOW, THEREFORE, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.

                  In Witness Whereof, I have hereunto set my hand and affixed
     [SEAL] the seal of the State of Indiana, at the City of Indianapolis, this 22nd day of OCTOBER, 1979

                  ______________________________________________________________
                  EDWIN J. SIMCOX, Secretary of State

                  By____________________________________________________________
                                                                      Deputy

NOTE: This form may now also be used for incorporating pursuant to the Medical Professional Corporation Act, the Dental Professional Corporation Act, and the Professional Corporation Act of 1965, as well as the General Corporation Act. If the corporation is to be formed pursuant to the authority of one of these statutes other than the General Corporation Act, so indicate in the preamble below by striking the references to the three inappropriate statutes. Professional Accounting Corporations are considered to be formed pursuant to the authority of the Indiana General Corporation Act, but subject to the provisions of IC 23-1-13.5, and appropriate statutory reference should be made in the preamble or Article II below.

                                    APPROVED
                                       AND
                                      FILED
                                  OCT 22 1979

                              /s/ Edwin J. Simcox
                         SECRETARY OF STATE OF INDIANA

Corporate Form No. 101 (Jan. 1977)--Page One

ARTICLES OF INCORPORATION

Edwin J. Simcox, Secretary of State of Indiana

Use White Paper--Size 8 1/2 x 11--For Inserts

Filing Requirements--Present 2 originally signed and fully executed copies to Secretary of State, Room 155, State House, Indianapolis 46204

Recording Requirements--Recording of Articles of Incorporation in the Office of the County Recorder is no longer required by the Indiana General Corporation Act.

                            ARTICLES OF INCORPORATION
                                       OF
                        FLEET INSURANCE MANAGEMENT, INC.
--------------------------------------------------------------------------------

      The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                    ARTICLE I
                                      Name

      The name of the Corporation is FLEET INSURANCE MANAGEMENT, INC.
--------------------------------------------------------------------------------

                                   ARTICLE II
                                    Purposes

      The purposes for which the Corporation is formed are:

            To initiate and continue activities relating to the operation of a licensed insurance agency.

State Form 4159

                              Corporate Form No. 101--Page Two

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

                                   ARTICLE III
                               Period of Existence

      The period during which the Corporation shall continue is perpetual.

                                   ARTICLE IV
                       Resident Agent and Principal Office

      Section 1. Resident Agent. The name and address of the Corporation's Resident Agent for service of process
is   C T Corporation System               1011 Merchants Bank Building
   -----------------------------------------------------------------------------
            (Name)                       (Number and Street or Building)

     Indianapolis                       Indiana                   46204
--------------------------------------------------------------------------------
        (City)                          (State)                 (Zip Code)

      Section 2. Principal Office. The post office address of the principal office of the Corporation is

       5001 U.S. Highway 30 West              Ft. Wayne    Indiana     46818
--------------------------------------------------------------------------------
     (Number and Street or Building)           (City)      (State)   (Zip Code)

                                    ARTICLE V
                                Authorized Shares

Section 1. Number of Shares:

The total number of shares which the Corporation is to have authority to issue is 1000.

A. The number of authorized shares which the corporation designates as having par value is -- with a par value of $00.00.

B. The number of authorized shares which the corporation designates as without par value is 1000.

Section 2. Terms of Shares (if any): Such shares may be sold by the Corporation for such an amount of consideration as shall, from time to time, be fixed by the Board of Directors. Transfers of shares may be made only upon the books of the Corporation by the holder named in the certificate therefore, or by his attorney duly constituted in writing, and upon surrender of such certificate properly endorsed by such holder; or the secretary when so authorized by the Board of Directors, with or without the surrender of such certificate.

The Corporation shall have the right to treat the holder of record of any share as a holder in fact thereof, and accordingly, shall not be bound to recognize any equitable or other claims, to, or interest in, such share on the part of any other person, whether or not it shall have express or other notice thereof.

Each share of stock shall be entitled to one vote.

                              Corporate Form No. 101--Page Three

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

                                   ARTICLE VI
                      Requirements Prior To Doing Business

      The Corporation will not commence business until consideration of the value of at least $1,000 (one thousand dollars) has been received for the issuance of shares.

                                   ARTICLE VII
                                   Director(s)

      Section 1. Number of Directors: The initial Board of Directors is composed of 3 member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number shall be 3.

      Section 2. Names and Post Office Addresses of the Director(s): The name(s) and post office address(es) of the initial Board of Director(s) of the Corporation is (are):

       Name           Number and Street or Building      City    State  Zip Code
       ----           -----------------------------      ----    -----  --------
Kenneth W. Maxfield          P. O. Box 988            Fort Wayne  IN     46801

W. Richard Helstrom          P. O. Box 988            Fort Wayne  IN     46801

B. Wade Monroe               P. O. Box 988            Fort Wayne  IN     46801

      Section 3. Qualifications of Directors (if any):

            None

                              Corporate Form No. 101--Page Four

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

                                  ARTICLE VIII
                                 Incorporator(s)

      The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

       Name           Number and Street or Building      City    State  Zip Code
       ----           -----------------------------      ----    -----  --------
W. Richard Helstrom          P. O. Box 988            Fort Wayne  IN     46801

Gerald A. Burns              P. O. Box 988            Fort Wayne  IN     46801

                                   ARTICLE IX
                      Provisions for Regulation of Business
                      and Conduct of Affairs of Corporation

          ("Powers" of the Corporation, its directors or shareholders)

Both shareholders and directors shall have the power to make, alter, amend, or repeal the bylaws of the Corporation. Meetings of shareholders may be held either within or without the State of Indiana if the bylaws so provide. The books of the Corporation, except the duplicate stock register or transfer book, may be kept either within or without the State of Indiana, at such place or places as may be from time to time designated by the Board of Directors.

The Corporation reserves the right to alter, amend, change, or repeal any provisions contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights confined upon shareholders herein are granted subject to this reservation.

                              Corporate Form No. 101--Page Five

                              Prescribed by Edwin J. Simcox, Secretary of State
                                (Jan. 1977)

      IN WITNESS WHEREOF, the undersigned, being all of the incorporator(s) designated in Article VIII, execute(s) these Articles of Incorporation and certify to the truth of the facts herein stated, this 12th day of October, 1979.


      /s/ W. Richard Helstrom                      /s/ Gerald A. Burns
------------------------------------       -------------------------------------
        (Written Signature)                        (Written Signature)



        W. Richard Helstrom                            Gerald A. Burns
------------------------------------       -------------------------------------
        (Printed Signature)                          (Printed Signature)


                                           -------------------------------------
                                                     (Written Signature)


                                           -------------------------------------
                                                     (Printed Signature)

STATE OF INDIANA )
                 ) ss:
COUNTY OF ALLEN  )

      I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that W. Richard Helstrom & Gerald A. Burns, being both of the incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

      Witness my hand and Notarial Seal this 12th day of October, 1979


                                                    /s/ Patricia A. Dunn
                                           -------------------------------------
                                                     (Written Signature)

                                                        Patricia A. Dunn
                                           -------------------------------------
                                                     (Printed Signature)

My Commission Expires:                                 Notary Public

          June 8, 1982
--------------------------------
My County of Residence: Allen

      This instrument was prepared by Gerald A. Burns, Attorney at Law,
                                      ---------------
                                          (Name)

        P. O. Box 988               Fort Wayne          IN            46801
--------------------------------------------------------------------------------
(Number and Street or Building)       (City)          (State)      (Zip Code)

        [SEAL]
SEAL OF THE STATE OF INDIANA
         1816

ARTICLES OF AMENDMENT OF THE                      Provided by: JOSEPH H. HOGSETT
ARTICLES OF INCORPORATION                          SECRETARY OF STATE OF INDIANA
State Form 38333 (R5 9-91)                                 CORPORATIONS DIVISION
State Board of Accounts Approved 1988               302 W. WASHINGTON ST RM E018
                                                           INDIANAPOLIS IN 46204
                                                       TELEPHONE: (317) 232-6576

                                                  Indiana Code 23-1-38-1 et seg.
                                                               FILING FEE $30.00

                                                                PAID
                                                            [Illegible]
                                                   SECRETARY OF STATE OF INDIANA

INSTRUCTIONS Use 8 1/2 X 11 inch white paper for inserts. Filing requirements - Present original and one copy to address in upper right corner of this form.

--------------------------------------------------------------------------------
                          ARTICLES OF AMENDMENT OF THE
                          ARTICLES OF INCORPORATION OF:
--------------------------------------------------------------------------------

                        Fleet Insurance Management, Inc.
--------------------------------------------------------------------------------
The undersigned officers of
                        Fleet Insurance Management, Inc.
--------------------------------------------------------------------------------

(hereinafter referred to as the "Corporation") existing pursuant to the provisions of:

(Indicate appropriate act)

|X| Indiana Business Corporation Law    |_| Indiana Professional Corporation Act
                                            of 1983

as amended (hereinafter referred to as the "Act"), desiring to give notice of corporate action effectuating amendment of certain provisions of its Articles of Incorporation, certify the following facts:

--------------------------------------------------------------------------------
                             ARTICLE I Amendment(s)
--------------------------------------------------------------------------------
SECTION 1 The date of incorporation of the corporation is:

         October 22, 1979
--------------------------------------------------------------------------------
SECTION 2 The name of the corporation following this amendment to the Articles of Incorporation is:

         Fleet Insurance Management, Inc.
--------------------------------------------------------------------------------
SECTION 3

The exact text of Article(s) II of the Articles of Incorporation is now as follows:

(a) To initiate and continue activities relating to the operation of a licensed insurance agency; and

(b) to transact any and all lawful business for which corporations may be incorporated under the Indiana General Corporation Act.



--------------------------------------------------------------------------------
SECTION 4 Date of each amendment's adoption:

         August 13, 1993
--------------------------------------------------------------------------------
                                    RECEIVED
                                   [ILLEGIBLE]

                                 93 AUG 26 P5:24

                                   [ILLEGIBLE]

                                STATE OF INDIANA
                        OFFICE OF THE SECRETARY OF STATE

                              ARTICLES OF AMENDMENT

To Whom These Presents Come, Greeting:

WHEREAS, there has been presented to me at this office, Articles of Amendment for:

      FLEET INSURANCE MANAGEMENT INC

and said Articles of Amendment have been prepared and signed in accordance with the provisions of the

Indiana Business Corporation Law,

as amended.

NOW, THEREFORE, I, JOSEPH H. HOGSETT, Secretary of State of Indiana, hereby certify that I have this day filed said articles in this office.

The effective date of these Articles of Amendment is August 26, 1993.

                                      In Witness Whereof, I have hereunto set my
           [SEAL]                     hand and affixed the seal of the State of
                                      Indiana, at the City of Indianapolis, this
SEAL OF THE STATE OF INDIANA          Twenty-sixth day of August   , 1993

            1816                               /s/ Joseph H. Hogsett
                                      ------------------------------------------
                                      JOSEPH H. HOGSETT, Secretary of State

                                      By /s/ [Illegible]
                                        ----------------------------------------
                                                                         Deputy